UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2008

FEDERAL HOME LOAN MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 4, 2008, the Board of Directors (the “Board”) of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) adopted amendments to the Company’s Bylaws, effective immediately. The principal amendments are summarized below.

•	Section 3.7(a) Voting. Deletion of the proviso under Section 3.7(a) regarding the right to vote stock held in violation of ownership reporting requirements contained in the common stock Certificate of Designation. As a result of the registration of our common stock under the Securities Exchange Act of 1934 (the “Exchange Act”) the ownership reporting requirements for stockholders are set forth under the Exchange Act. The proviso set forth in the current Section 3.7(a) is unnecessary. Stockholders will now be required to report their ownership of shares directly to the Securities and Exchange Commission on Schedule 13D or 13G.

•	Section 4.2 — Number, Qualification and Term of Office [of Directors]. Amendment incorporating the changes to the size and qualification of the Board under the Federal Housing Finance Regulatory Reform Act of 2008. The changes are as follows: (i) provisions relating to the five Presidentially appointed directors are deleted; (ii) the number of members of the Board is reduced from 18 to “13 persons or such other number as the Director of the Federal Housing Finance Agency [the successor to OFHEO] determines appropriate;” and (iii) the requirements for having Board members from the home building, mortgage lending, and real estate industries and from an organization representing consumer or community interests remain in place and apply with respect to directors elected by stockholders. (Under prior law, these requirements applied only to Presidentially appointed directors.)

Conforming changes were also made to Sections 3.7(d), 4.4 and 4.5.

•	Section 4.16 — Removal of Directors. A clarifying change to conform with the Virginia Stock Corporation Act (“VSCA”) indicating that Section 4.16 refers to removal of a director only for cause and to eliminate references to Presidentially appointed directors.

•	Section 11.6 — Control Share Acquisitions. A new Bylaw opting out of the Control Share Acquisitions statute under the VSCA. The Control Share Acquisitions statute is triggered by the acquisition of shares having 20% of more of the voting power of the Company by a person or a group acting in concert with that person. The statute, if triggered, provides that the acquiring person or entity will not be permitted to vote unless approval is obtained from the remaining shareholders.

A conforming change was also made to Section 11.3 adding a reference to Section 11.6 as a “Level 1 Provision.”

Item 9.01.  Financial Statements and Exhibits.

  (d)  Exhibits.

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

3.1	Bylaws of the Federal Home Loan Mortgage Corporation, as amended and restated September 4, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ John R. Dye

John R. Dye
Senior Vice President Principal Deputy General Counsel — Corporate Affairs

Date: September 4, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Bylaws of the Federal Home Loan Mortgage Corporation, as amended and restated September 4, 2008